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                                          Exhibit (32.2)

                  CERTIFICATION PURSUANT TO
                   18 U.S.C. Section 1350,
                   AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Eastman Kodak
Company (the "Company") on Form 10-Q for the three and nine month periods ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert H. Brust, Chief
Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Robert H. Brust
Robert H. Brust
Chief Financial Officer
October 24, 2003